UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2019

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	CBS.A	New York Stock Exchange
Class B Common Stock, $0.001 par value	CBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on August 13, 2019, CBS Corporation, a Delaware corporation (“CBS”), and Viacom Inc., a Delaware corporation (“Viacom”), entered into an Agreement and Plan of Merger, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 16, 2019, pursuant to which, upon the terms and subject to the conditions set forth therein, Viacom will merge with and into CBS (the “Merger”), with CBS continuing as the surviving company. Immediately following the effective time of the Merger, the combined company will be renamed “ViacomCBS Inc.” (“ViacomCBS”).

On November 22, 2019, CBS provided written notice to the New York Stock Exchange (“NYSE”) that it intends to (i) voluntarily delist its shares of Class A common stock, par value $0.001 per share, and Class B common stock, par value $0.001 per share (the “Class A Common Stock” and “Class B Common Stock,” respectively, and collectively, the “Common Stock”), from the NYSE upon the effective time of the Merger and (ii) list its shares of Class A Common Stock and Class B Common Stock, including the shares of Common Stock issued and outstanding immediately prior to the effective time of the Merger (which will remain issued and outstanding shares of ViacomCBS at the effective time of the Merger), on the Nasdaq Global Select Market (“Nasdaq”) following the effective time of the Merger. The Board of Directors of CBS previously approved the delisting from the NYSE and listing on Nasdaq effective as of, and conditional on the occurrence of, the effective time of the Merger.

Trading of the Class A Common Stock and Class B Common Stock of ViacomCBS on Nasdaq under the new ticker symbols “VIACA” and “VIAC,” respectively, is expected to commence on the trading day following the effective time of the Merger. Until the Merger and subsequent transfer of listing to Nasdaq are complete, the Class A Common Stock and Class B Common Stock of CBS will continue to trade on the NYSE under the ticker symbols “CBS.A” and “CBS,” respectively.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On November 19, 2019, CBS appointed David Byrnes, who has served as CBS’ Senior Vice President, Controller and Chief Accounting Officer since January 2019, to the position of Senior Vice President, Corporate Finance, effective upon the closing of the Merger. In his new position at ViacomCBS, Mr. Byrnes will oversee the combined company’s financial planning and analysis, with a focus on budgeting, forecasting, and long-range financial strategic planning. Effective upon the closing of the Merger, Katherine Gill-Charest, who currently serves as Viacom’s Senior Vice President, Controller and Chief Accounting Officer, will serve as Executive Vice President, Controller and Chief Accounting Officer of ViacomCBS.

(e)    On November 19, 2019, CBS entered into a new employment agreement (the “Agreement”) with Richard M. Jones, CBS’ Executive Vice President, General Tax Counsel and Chief Veteran Officer, pursuant to which Mr. Jones will continue in that role at ViacomCBS effective upon the closing of the Merger. The term of the Agreement will commence on the closing of the Merger and will expire on the 24-month anniversary of the closing of the Merger, subject to earlier termination in accordance with the terms of the Agreement.

Mr. Jones’ annual base salary will be $750,000 under the Agreement and his target bonus for each calendar year will be 100% of his annual base salary as in effect on November 1st of the calendar year, or the last day of Mr. Jones’ employment, if earlier. Mr. Jones’ salary may be increased from time to time in ViacomCBS’ discretion. In addition, Mr. Jones will continue to be eligible to receive annual awards under the ViacomCBS long-term incentive plan, as determined by the Compensation Committee of the ViacomCBS Board of Directors, with a target value equal to $750,000. Mr. Jones will be eligible to participate in arrangements for health, insurance and retirement benefits available to other senior executives of ViacomCBS.

In the event that Mr. Jones experiences a Qualifying Termination (as defined in the CBS Corporation Senior Executive Retention Plan (the “CBS Retention Plan”), which was filed as Exhibit 10.17 to the Registration Statement on Form S-4 (the “Registration Statement”) of CBS filed with the Securities and Exchange Commission on October 17, 2019 and amended on October 24, 2019, and which became effective on October 25, 2019) during or at the end of the term, pursuant to the terms of the Agreement and the CBS Retention Plan, he will receive the payments and benefits owed to him as a participant in the CBS Retention Plan and described under the section titled “CBS Senior Executive Retention Plan” in the Registration Statement. Mr. Jones’ receipt of the severance payments and benefits is subject to Mr. Jones’ execution and non-revocation of a waiver and general release of claims.

Mr. Jones and ViacomCBS will continue to be subject to certain restrictive covenants, including in the case of Mr. Jones those restricting solicitation of employees, noncompetition, and protecting confidential information and ViacomCBS’ ownership of work product, during the term and for specified periods following termination of employment; provided, however, the twelve-month post-termination non-compete shall only apply to the extent Mr. Jones is terminated for “cause” or resigns without “good reason” (each as defined in the Agreement). In the event of breach of any such provisions by either party, the Agreement provides the other party equitable relief, including injunctive relief, and other legal remedies.

The foregoing description of the Agreement is qualified in its entirety by reference to the text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On November 22, 2019, CBS announced its intention to delist its Common Stock from the NYSE and list its Common Stock on Nasdaq following the effective time of the Merger, which press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated as of November 19, 2019, between CBS Corporation and Richard M. Jones.

99.1	Press release of CBS Corporation, dated November 22, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Information About the Pending Merger Between CBS and Viacom and Where To Find It

In connection with the pending merger between CBS Corporation (“CBS”) and Viacom Inc. (“Viacom”), CBS has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (No. 333-234238) (the “Registration Statement”) that includes a joint consent solicitation statement of CBS and Viacom and that also constitutes a prospectus of CBS (the “joint consent solicitation statement / prospectus”). The Registration Statement was declared effective by the SEC on October 25, 2019. Viacom and CBS commenced mailing the definitive joint consent solicitation statement / prospectus to Viacom stockholders and CBS stockholders on or about October 28, 2019. This communication is not a substitute for the joint consent solicitation statement / prospectus or Registration Statement or any other document which CBS or Viacom may file with the SEC. INVESTORS AND SECURITY HOLDERS OF CBS AND VIACOM ARE URGED TO READ THE REGISTRATION STATEMENT, WHICH INCLUDES THE JOINT CONSENT SOLICITATION STATEMENT / PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement, which includes the joint consent solicitation statement / prospectus, and other documents filed with the SEC by CBS and Viacom through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of CBS (+1-212-975-4321 or +1-877-227-0787; investorrelations@CBS.com) or Viacom (+1-212-846-6700 or +1-800-516-4399; investor.relations@Viacom.com).

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the pending merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the pending merger or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important risk factors that may cause such a difference include, but are not limited to: (i) the pending merger may not be completed on anticipated terms and timing, (ii) a condition to closing of the pending merger may not be satisfied, (iii) the anticipated tax treatment of the pending merger may not be obtained, (iv) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the pending merger, (v) litigation relating to the pending merger against CBS, Viacom or their respective directors, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the pending merger, (vii) any negative effects of the announcement, pendency or consummation of the pending merger on the market price of CBS’ or Viacom’s common stock and on CBS’ or Viacom’s operating results, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the pending merger, (ix) the risks and costs associated with the integration of, and the ability of CBS and Viacom to integrate, the businesses successfully and to achieve anticipated synergies, (x) the risk that disruptions from the pending merger will harm CBS’ or Viacom’s business, including current plans and operations, (xi) the ability of CBS or Viacom to retain and hire key personnel and uncertainties arising from leadership changes, (xii) legislative, regulatory and economic developments, (xiii) the other risks described in CBS’ and Viacom’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q, and (xiv) management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the pending merger, are more fully discussed in the joint consent solicitation statement / prospectus included in the Registration Statement. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on CBS’ or Viacom’s consolidated financial condition, results of operations, credit rating or liquidity. Neither CBS nor Viacom assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2019	CBS CORPORATION (Registrant)

	By:	/s/ Laura Franco
Laura Franco
Executive Vice President, General Counsel